EXHIBIT 99

CERTIFICATION PURSUANT TO

19 U.S.C. SEC. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Financial Statements of the Savings and Profit Sharing Plan and Trust Agreement of Alfa Mutual Insurance Company (the “Plan”) of Alfa Corporation (the “Company”) on Form 11-K for the year ended December 30, 2002, as filed with the Securities and Exchange Commission of the date hereof (the “Report”), I, Stephen G. Rutledge, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results and of operations of the Plan.

/s/ STEPHEN G. RUTLEDGE

Stephen G. Rutledge

Senior Vice President and CFO

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO ALFA CORPORATION AND WILL BE RETAINED BY ALFA CORPORATION AND FURNISHED TO THE SECURITIES & EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

Because the Plan is not a corporate issuer, the statements in paragraph (2) above (which are in the form required by 18 U.S.C. Section 1350), shall be taken to refer to the net assets available for benefits of the Plan at December 31, 2002, and the changes in net assets available of the Plan for the year ended December 31, 2002.

The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document. This certification shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to liability under that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act except to the extent this Exhibit 99 is expressly and specifically incorporated by reference in any such filing.